SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant        [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement	[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ENDOCARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_] Fee paid previously with preliminary materials.

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4)	Date Filed:

ENDOCARE, INC.
201 Technology Drive
Irvine, California  92618

December 17, 2003

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of Endocare, Inc. to be held on December 30, 2003. Your Board of Directors has unanimously recommended that stockholders vote FOR all of the proposals under consideration.

Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card TODAY.

Very truly yours,

William J. Nydam
President

IMPORTANT NOTE:
You can now vote by telephone, or via the Internet –
just follow the simple steps on the enclosed card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.